EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of Rancon Realty Fund V (“the Partnership”) on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission (the “Report”), I, Daniel L. Stephenson, General Partner of the Partnership, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that I perform the functions of chief executive officer and chief financial officer of the Partnership, and that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission

Date: November 14, 2005	/s/ Daniel L. Stephenson
Daniel L. Stephenson, General Partner
Rancon Realty Fund V